INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2013	2012
Deferred tax assets:
Net operating loss carryover	$7,497	$5,793
Stock-based compensation	2,888	2,474
Other	19	339
Tax credits	398	374
Total deferred tax assets	10,802	8,980
Less: valuation allowance	(10,802)	(8,980)
Net deferred tax assets	$–	$–

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2013 and 2012 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) are as follows:

	2013	2012
Statutory federal income tax rate	-34.0%	-34.0%
Non-deductible items	0.1%	0.0%
Adjustment for R&D Credit	-0.4%	-0.8%
Valuation allowance	34.4%	34.8%
Effective income tax rate	–%	–%